As filed with the Securities and Exchange Commission on December 16, 2005

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Corgentech Inc.

(Exact name of registrant as specified in its charter)

Delaware	77-0503399
(State of Incorporation)	(I.R.S. Employer Identification No.)

650 Gateway Boulevard

South San Francisco, CA 94080

(650) 624-9600

(Address of principal executive offices)

2003 Equity Incentive Plan

2003 Non-Employee Directors’ Stock Option Plan

(Full title of the plans)

John P. McLaughlin

Chief Executive Officer

Corgentech Inc.

650 Gateway Boulevard

South San Francisco, CA 94080

(650) 624-9600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Matthew B. Hemington, Esq.

John T. McKenna, Esq.

Cooley Godward LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155

(650) 843-5000

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	2,200,000 shares	See chart below	$21,272,000	$2,276.10

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of Registrant’s Common Stock that become issuable under the plans by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Registrant’s Common Stock. In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act. The offering price per share and aggregate offering price are based upon: (a) the average of the high and low prices of the Registrant’s common stock as reported on the NASDAQ National Market for December 15, 2005 for the unissued stock options and (b) the weighted average exercise price, for shares subject to outstanding stock options granted by the Registrant.

The chart below details the calculations of the registration fee:

Securities	Number of Shares	Offering Price Per Share	Aggregate Offering Price
Shares issuable pursuant to outstanding stock options under the 2003 Equity Incentive Plan	337,500	$9.80	$3,307,500
Shares issuable pursuant to outstanding stock options under the 2003 Non-Employee Directors’ Stock Option Plan	62,500	$9.80	$612,500
Shares reserved for future grant under the 2003 Equity Incentive Plan	1,462,500	$9.64	$14,098,500
Shares reserved for future grant under the 2003 Non-Employee Directors’ Stock Option Plan	337,500	$9.64	$3,253,500

Total	2,200,000		$21,272,000

Registration Fee			$2,276.10

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The contents of the Registration Statements on Form S-8 (File No. 333-112735 and 333-122016) previously filed with the Securities and Exchange Commission, by the Registrant on February 12, 2004 and January 13, 2005, respectively, are incorporated herein by reference.

EXHIBITS

Exhibit Number	Description
4.1(1)	Restated Certificate of Incorporation.

4.2(2)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.3(3)	Restated Bylaws.

4.4(4)	Specimen Stock Certificate.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature pages.

99.1(5)	2003 Equity Incentive Plan.

99.2(6)	2003 Non-Employee Directors’ Stock Option Plan.

99.4(7)	Form of Grant Notice and Stock Option Agreement for the 2003 Non-Employee Directors’ Stock Option Plan.

99.5(8)	Form of Stock Option Grant Notice and Stock Option Agreement under the 2003 Equity Incentive Plan.

99.6(9)	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement under the 2003 Equity Incentive Plan.

(1)	Filed as Exhibit 3.2 to our Registration Statement on Form S-1, as amended (333-110923) filed on December 4, 2003, and incorporated by reference herein.
(2)	Previously filed as Annex E to the Registrant’s Registration Statement on Form S-4, as amended (333-129177), originally filed with the Commission on October 21, 2005, and incorporated by reference herein.
(3)	Previously filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923), originally filed with the Commission on December 4, 2003, and incorporated by reference herein.
(4)	Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923), originally filed with the Commission on December 4, 2003, and incorporated by reference herein.
(5)	Previously filed as Exhibit 10.48 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.49 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.37 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(8)	Previously filed as Exhibit 10.35 to the Registrant’s Current Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(9)	Previously filed as Exhibit 10.36 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 24, 2005, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on December 16, 2005.

CORGENTECH INC.

By	/s/ John P. McLaughlin
John P. McLaughlin
Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John P. McLaughlin and Richard P. Powers, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John P. McLaughlin John P. McLaughlin	Chief Executive Officer and Director (principal executive officer)	December 16, 2005

/s/ Richard P. Powers Richard P. Powers	Vice President and Chief Financial Officer (principal financial and accounting officer)	December 16, 2005

/s/ Rodney A. Ferguson, Ph.D. Rodney A. Ferguson, Ph.D.	Chairman of the Board	December 16, 2005

/s/ Richard B. Brewer, M.D. Richard B. Brewer, M.D.	Director	December 16, 2005

/s/ Charles M. Cohen Charles M. Cohen, Ph.D.	Director	December 16, 2005

/s/ Thomas J. Colligan Thomas J. Colligan	Director	December 16, 2005

/s/ Carter H. Eckert Carter H. Eckert	Director	December 16, 2005

/s/ Arnold L. Oronsky, Ph.D. Arnold L. Oronsky, Ph.D.	Director	December 16, 2005

/s/ Michael F. Powell Michael F. Powell, Ph.D	Director	December 16, 2005

/s/ Robert L. Zerbe, Ph.D. Robert L. Zerbe, Ph.D.	Director	December 16, 2005

EXHIBIT INDEX

Exhibit Number	Description
4.1(1)	Restated Certificate of Incorporation.

4.2(2)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.3(3)	Restated Bylaws.

4.4(4)	Specimen Stock Certificate.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature pages.

99.1(5)	2003 Equity Incentive Plan.

99.2(6)	2003 Non-Employee Directors’ Stock Option Plan.

99.4(7)	Form of Grant Notice and Stock Option Agreement for the 2003 Non-Employee Directors’ Stock Option Plan.

99.5(8)	Form of Stock Option Grant Notice and Stock Option Agreement under the 2003 Equity Incentive Plan.

99.6(9)	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement under the 2003 Equity Incentive Plan.

(1)	Filed as Exhibit 3.2 to our Registration Statement on Form S-1, as amended (333-110923) filed on December 4, 2003, and incorporated by reference herein.
(2)	Previously filed as Annex E to the Registrant’s Registration Statement on Form S-4, as amended (333-129177), originally filed with the Commission on October 21, 2005, and incorporated by reference herein.
(3)	Previously filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923), originally filed with the Commission on December 4, 2003, and incorporated by reference herein.
(4)	Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923), originally filed with the Commission on December 4, 2003, and incorporated by reference herein.
(5)	Previously filed as Exhibit 10.48 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.49 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.37 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(8)	Previously filed as Exhibit 10.35 to the Registrant’s Current Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(9)	Previously filed as Exhibit 10.36 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 24, 2005, and incorporated by reference herein.